MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

        AGREEMENT dated as of March 29, 2000 among SYBRON CHEMICALS INC., (together with its successors, the “Borrower”), COMERICA BANK, FLEET BANK, N.A. (the “Continuing Lenders”), DLJ CAPITAL FUNDING, INC. AND NATIONAL CITY BANK (the “New Lenders”, together with the Continuing Lenders, the “Post-Effective Lenders”), BHF (U.S.A.) CAPITAL CORPORATION, CITIZENS BANK OF MASSACHUSETTS, HIBERNIA BANK, INVESCO (consisting of CERES FUNDING LTD., STRATA FUNDING LTD. AND OASIS COLLATERALIZED HIGH INCOME), KZH III LLC, OXFORD STRATEGIC INCOME FUND, EATON VANCE INSTITUTIONAL SENIOR LOAN FUND and SENIOR DEBT PORTFOLIO, ING CAPITAL (consisting of ARCHIMEDES FUNDING II, LTD.), KZH ING-2 LLC, MERRILL LYNCH ASSET MANAGEMENT, AND VAN KAMPEN (consisting of SENIOR FLOATING RATE) and MELLON BANK, N.A. (the “Exiting Lenders”, together with the Continuing Lenders, the “Pre-Effective Lenders”), MELLON BANK, N.A., as administrative agent for the Pre-Effective Lenders (the “Pre-Effective Administrative Agent”), FLEET BANK, N.A., as administrative agent gent for the Post-Effective Lenders (the “Post-Effective Administrative Agent”), and DLJ CAPITAL FUNDING, INC. (the “Syndication Agent”). ;).

W I T N E S S E T H

        WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Credit Agreement dated as of July 31, 1998 (the “Existing Credit Agreement”) among the Borrower, the Continuing Lenders, the Exiting Lenders, the Pre-Effective Administrative Agent, the Syndication Agent and Morgan Guaranty Trust Company of New York, as Documentation Agent;

        WHEREAS, immediately prior to the effectiveness of this Agreement each Pre-Effective Lender has (i) outstanding Loans of each Class in an aggregate outstanding principal amount equal to the respective amount set forth opposite the name of such Pre-Effective Lender in Schedule A hereto under the captions “Term A Loans”, “Term B Loans” and “Revolving Loans” and (ii) a Revolving Commitment in the amount set forth opposite the name of such Pre-Effective Lender in Schedule A hereto under the caption “Revolving Commitment”;

        WHEREAS, the Exiting Lenders and certain of the Continuing Lenders propose to assign and transfer all (in the case of the Exiting Lenders) or a portion (in the case of such Continuing Lenders) of their Loans, Revolving Commitments and the corresponding rights under the Existing Credit Agreement and the Collateral Documents and the New Lenders and certain of the Continuing Lenders propose to accept such assignment of such Loans, Revolving Commitments and rights and to assume the corresponding obligations under the Existing Credit Agreement and the Collateral Documents, all as hereinafter provided;

        WHEREAS, at the date hereof immediately upon the effectiveness of this Agreement, the Post-Effective Lenders propose to make certain tain amendments to the Existing Credit Agreement as set forth in the Amended and Restated Credit Agreement (the “Amended and Restated ted Credit Agreement”) dated as of March 29, 2000 among the Borrower, the Post-Effective Lenders, the Pre-Effective Administrative Agent and the Post-Effective Administrative Agent;

        WHEREAS, the Pre-Effective Administrative Agent wishes to resign as administrative agent under the Existing Credit Agreement and the Post-Effective Administrative Agent wishes to be appointed as successor administrative agent under the Existing Credit Agreement and each of the Pre-Effective Lenders and the Post-Effective Lenders consents to such resignation and appointment;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        Section 1.Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Existing Credit Agreement. The following additional term as used herein has the following meaning:

        “Lenders” means Continuing Lenders, Exiting Lenders and New Lenders.

        Section 2. Conditions to Effectiveness. This Agreement will become effective as of the date hereof when all of the following conditions shall have been fulfilled to the satisfaction of the Syndication Agent:

(a) Notes. The Syndication Agent shall have received new Notes for each Post-Effective Lender, duly completed to reflect the effectiveness of this Agreement and executed by the Borrower.

(b) Counterparts. The Syndication Agent shall have received counterparts hereof, executed and delivered by or on behalf of each of the parties hereto (or, in the case of any party as to which the Syndication Agent shall not have received such a counterpart, the Syndication Agent shall have received in form reasonably satisfactory to it of telegraphic, telex or other written confirmation from such party of the execution of a counterpart hereof by such party).

(c) Payments by Certain Lenders and by the Borrower. The Pre-Effective Administrative Agent shall have received at its address specified in or pursuant to Section 9.01 of the Existing Credit Agreement in immediately available funds (i) from each New Lender (and, to the extent applicable, from each Continuing Lender) an amount equal to the principal amount of outstanding Loans being purchased by, and transferred and assigned to, such Lender, and (ii) from the Borrower an amount equal to a principal amount of $500,000 plus an amount equal to the aggregate amount of interest, fees and other amounts payable to the Pre-Effective Lenders and the Pre-Effective Administrative Agent, as applicable, pursuant to clauses (i)(B) and (C) of subsection (d) below as set forth in Schedule C hereto.

(d) Payments to Exiting Lenders and Certain Lenders. Upon receipt of the amounts specified in clause (c) above, the Pre-Effective Administrative Agent shall (i) transfer to an account specified by each Pre-Effective Lender an amount of immediately available funds equal to (A) the principal amount, if any, of the outstanding Loans being transferred and assigned by such Lender plus (B) an amount equal to the aggregate amount of unpaid interest, fees and other amounts that have accrued to, but excluding, the Effective Date with respect to the Loans and Revolving Commitments plus (C) an amount equal to the amount, if any, that would be payable by the Borrower under Section 2.11 of the Existing Credit Agreement if all outstanding Loans were prepaid by the Borrower on the Effective Date; and (ii) retain for its own account all fees, costs, expenses and other amounts payable to the Pre-Effective Administrative Agent.

(e) Additional Conditions. The conditions specified in Sections 3.01(a) through (l) of the Amended and Restated Credit Agreement shall have been satisfied.

        Section 3. Consequences of Effectiveness. Upon the effectiveness of this Agreement, without any further action by any party:

(a) The balance of the outstanding Loans of each Class and Type and the Revolving Commitments outstanding immediately prior to the effectiveness of this Agreement shall continue to be outstanding immediately after such effectiveness, but such Loans and Revolving Commitments shall be allocated among the Post-Effective Lenders (with the Exiting Lenders and (to the extent necessary) the Continuing Lenders transferring and assigning Loans and Revolving Commitments and the New Lenders and (to the extent necessary) Continuing Lenders accepting such assignments of Loans and assuming such Commitments), such that (i) each Post-Effective Lender shall have Loans of each Class in an aggregate outstanding principal amount equal to the respective amounts set forth opposite the name of such Lender in Schedule B hereto under the captions “Term A Loans”, “Term B Loans” and “Revolving Loans”, and (ii) each Post-Effective Lender shall have a Revolving Commitment in an amount equal to the amount set forth opposite the name of such Lender in Schedule B hereto under the caption “Revolving Commitment”.

(b) Each Exiting Lender shall be released from its obligations under this Agreement, the Existing Credit Agreement, the Notes and the Collateral Documents.

(c) The Notes of the Pre-Effective Lenders issued prior to the effectiveness of this Agreement (the “Existing Notes”) will be superseded and replaced by (but not in payment, satisfaction or cancellation of the outstanding indebtedness evidenced thereby) the Notes issued to the Post-Effective Lenders upon the effectiveness hereof and thereupon will be of no further force or effect. Upon receipt of its new Notes, each Pre-Effective Lender will cancel its Existing Notes and return them to the Borrower or certify to the Borrower that they have been destroyed.

(d) The Pre-Effective Administrative Agent shall have resigned as Administrative Agent under the Existing Credit Agreement and the Post-Effective Administrative Agent shall have been appointed, and hereby accepts its appointment, as successor Administrative Agent under the Existing Credit Agreement.

(e) The Pre-Effective Administrative Agent, in its capacity as the Pre-Effective Administrative Agent and as the Existing Administrative Agent as more fully described in that certain Assignment of and Amendment to the Security Agreement, shall be released by the Borrower, the Syndication Agent, the Pre-Effective Lenders and the Post-Effective Lenders (collectively, the “Release Parties”), from all claims, liabilities, damages and losses with respect to all actions, decisions and conduct as of and prior to the date hereof and by execution of this Agreement, each of the Release Parties hereby so releases the Pre-Effective Administrative Agent.

        Section 4. Consent of the Borrower, the Syndication Agent and the Pre-effective Administrative Agent. This Agreement is conditioned upon the consent of the Borrower, the Syndication Agent and the Pre-Effective Administrative Agent in its capacity as Issuer and Swingline Bank pursuant to Section 9.06 of the Existing Credit Agreement. The execution of this Agreement by the Borrower, the Syndication Agent and the Pre-Effective Administrative Agent is evidence of this consent.

        Section 5. Non-reliance. The Syndication Agent, the Pre-Effective Administrative Agent and the Pre-Effective Lenders make no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Existing Credit Agreement or any Loan Document. Each Post-Effective Lender acknowledges that it has, independently and without reliance on the Syndication Agent, the Pre-Effective Administrative Agent or any Pre-Effective Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower and each other Obligor. The transfers and assignments made hereunder are made without recourse or liability to any Exiting Lender (or Continuing Lender, to the extent applicable). For the avoidance of doubt, it is agreed that the obligations of the Borrower to the Exiting Lenders under Sections 2.11, 8.03, 8.04 and 9.03 of the Existing Credit Agreement shall survive after the Effective Date.

        Section 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officer as of the date first above written.

                                            SYBRON CHEMICALS INC.

                                            By  _________________________
                                                 Name:
                                                 Title:

                                            MELLON BANK, N.A., as Pre-Effective
                                            Administrative Agent

                                            By  _________________________
                                                 Name:
                                                 Title:

                                            FLEET BANK, N.A., as Post-Effective
                                             Administrative Agent

                                            By  _________________________
                                                 Name:
                                                 Title:

                                            DLJ CAPITAL FUNDING, INC., as
                                            Syndication Agent

                                            By  _________________________
                                                 Name:
                                                 Title:

CONTINUING LENDERS

                                            COMERICA BANK

                                            By:_________________________________
                                            Name:
                                            Title:

                                            FLEET BANK, N.A.

                                            By:_________________________________
                                            Name:
                                            Title:

NEW LENDERS
                                            DLJ CAPITAL FUNDING, INC.

                                            By:_________________________________
                                            Name:
                                            Title:

                                            NATIONAL CITY BANK

                                            By:_________________________________
                                            Name:
                                            Title:

EXITING LENDERS

                                            BHF (U.S.A) CAPITAL CORPORATION

                                            By:_________________________________
                                            Name:
                                            Title:

                                            By:_________________________________
                                            Name:
                                            Title:

                                            CITIZENS BANK OF MASSACHUSETTS

                                            By:_________________________________
                                            Name:
                                            Title:

                                            HIBERNIA BANK

                                            By:_________________________________
                                            Name:
                                            Title:

INVESCO                                     CERES FUNDING LTD.

                                            By:_________________________________
                                            Name:
                                            Title:

                                            STRATA FUNDING LTD.

                                            By:_________________________________
                                            Name:
                                            Title:

                                            OASIS COLLATERALIZED HIGH
                                            INCOME

                                            By:_________________________________
                                            Name:
                                            Title:

                                            KZH III LLC

                                            By:_________________________________
                                            Name:
                                            Title:

                                            MELLON BANK, N.A.

                                            By:_________________________________
                                            Name:
                                            Title:

EATON VANCE                                 OXFORD STRATEGIC INCOME FUND
                                            by EATON VANCE MANAGEMENT
                                            as INVESTMENT ADVISOR

                                            By:_________________________________
                                            Name:
                                            Title:

                                            EATON VANCE INSTITUTIONAL
                                            SENIOR LOAN FUND
                                            by EATON VANCE MANAGEMENT
                                            as INVESTMENT ADVISOR

                                            By:_________________________________
                                            Name:
                                            Title:

                                            SENIOR DEBT PORTFOLIO
                                            by BOSTON MANAGEMENT AND RESEARCH,
                                            as INVESTMENT ADVISOR

                                            By:_________________________________
                                            Name:
                                            Title:

ING CAPITAL                                 ARCHIMEDES FUNDING II

                                            By:_________________________________
                                            Name:
                                            Title:

                                            KZH ING-2 LLC

                                            By:_________________________________
                                            Name:
                                            Title:

                                            MERRILL LYNCH ASSET
                                            MANAGEMENT

                                            By:_________________________________
                                            Name:
                                            Title:

VAN KAMPEN                                  SENIOR FLOATING RATE

                                            By:_________________________________
                                            Name:
                                            Title:
SCHEDULE A
------------------------------- ------------------- ------------------- --------------- -------------------------
                                                                          Revolving
 Name of Pre-Effective Lender      Term A Loans        Term B Loans         Loans         Revolving Commitment
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
BHF(USA)Capital                      $6,194,118                   $0              $0              $6,117,647
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Citizens Bank of Massachusetts       $6,194,118                   $0              $0              $6,117,647
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Comerica Bank                        $6,194,118                   $0              $0              $6,117,647
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Fleet                                $6,194,118                   $0              $0              $6,117,647
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Hibernia Bank                        $6,194,118                   $0              $0              $6,117,647
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Mellon Bank                          $9,529,412                   $0              $0              $9,411,765
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Oxford Strategic Income Fund                 $0           $1,800,000              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Eaton Vance Institutional                    $0             $947,368              $0                      $0
Senior Loan Fund
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Senior Debt Portfolio                        $0          $18,402,632              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
ING Capital-Archimedes                       $0           $9,000,000              $0                      $0
Funding II, Ltd.
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
KZH ING-2 LLC                                $0           $9,000,000              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Invesco-Ceres Funding Ltd.                   $0           $4,500,000              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Invesco-Strata Funding Ltd.                  $0           $4,500,000              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Stanfield-Oasis                              $0           $2,700,000              $0                      $0
Collateralized High Income
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
KZH III LLC                                  $0           $4,500,000              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
MLAM-Prime Rate Portfolio                    $0           $9,000,000              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
MLAM-Senior Floating Rate                    $0           $9,000,000              $0                      $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Van Kampen-Senior Floating                   $0          $16,650,000              $0                      $0
Rate
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Total:                              $40,500,000          $90,000,000              $0             $40,500,000
------------------------------- ------------------- ------------------- --------------- -------------------------

---------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE B
------------------------------- ------------------- ------------------- --------------- -------------------------
                                                                          Revolving
Name of Post-Effective Lender      Term A Loans        Term B Loans         Loans         Revolving Commitment
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------

------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Comerica Bank                         $3,555,556           $4,500,000          $0                $4,444,444
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
National City Bank                    $5,333,333           $5,000,000          $0                $6,666,667
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Fleet Bank                           $11,111,111                   $0          $0               $13,888,889
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
DLJ                                           $0         $100,500,000          $0                        $0
------------------------------- ------------------- ------------------- --------------- -------------------------
------------------------------- ------------------- ------------------- --------------- -------------------------
Total:                               $20,000,000         $110,000,000          $0               $25,000,000
------------------------------- ------------------- ------------------- --------------- -------------------------
SCHEDULE C

Information Provided by Mellon Bank, N.A. RE: SYBRON CHEMICALS INC. CREDIT AGREEMENT WITH MELLON BANK, N.A. AS ADMINISTRATIVE AGENT
SUBJECT: $40,000,000.00 REVOLVING CREDIT

---------------------------------------------- ---------------------------- -------------------------
                                               INTEREST (3/29/00)           FEE (3/29/00)
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
MELLON                                         $0.00                        $11,633.97
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
BHF USA CAPITAL CORP                           $0.00                        $7,562.09
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
COMERICA                                       $0.00                        $7,562.09
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
FLEET                                          $0.00                        $7,562.09
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
HIBERNIA                                       $0.00                        $7,562.09
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
STATE STREET (CITIZENS BANK)                   $0.00                        $7,562.09
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
Total                                          $0.00                        $49,444.42
---------------------------------------------- ---------------------------- -------------------------

SUBJECT: $45,000,000.00 TERM LOAN A

---------------------------------------------- ---------------------------- -------------------------
                                               INTEREST (3/29/00)           FEE (3/29/00)
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
MELLON                                         $18,225.65                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
BHF USA CAPITAL CORP                           $11,846.67                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
COMERICA                                       $11,846.67                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
FLEET                                          $11,846.67                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
HIBERNIA                                       $11,846.67                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
STATE STREET (CITIZENS BANK)                   $11,846.67                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
Total                                          $77,459.00                   $0.00
---------------------------------------------- ---------------------------- -------------------------

SUBJECT: $100,000,000.00 TERM LOAN B

---------------------------------------------- ---------------------------- -------------------------
                                               INTEREST (3/29/00)           FEE (3/29/00)
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
SR DEBT PORTFOLIO                              $35,196.29                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
OXFORD STRATEGIC                               $3,442.62                    $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
ML SR FLOATING RATE                            $17,213.11                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
ML PRIME RATE PORTFOLIO                        $17,213.11                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
STRATA FUNDING LTD.                            $8,606.56                    $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
CERES FUNDING LTD.                             $8,606.56                    $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
KZH ING 2                                      $17,213.11                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
KZH HOLDING CORP III                           $8,606.56                    $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
VANKAMPEN AMERICAN                             $31,844.26                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
ARCHIMEDES                                     $17,213.11                   $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
OASIS HIGH INCOME                              $5,163.93                    $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
EV INSTITUTIONAL                               $1,811.91                    $0.00
---------------------------------------------- ---------------------------- -------------------------
---------------------------------------------- ---------------------------- -------------------------
Total                                          $172,131.13                  $0.00
---------------------------------------------- ---------------------------- -------------------------